UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 20, 2018

Central Index Key Number of the issuing entity: 0001757928

Wells Fargo Commercial Mortgage Trust 2018-C48

(Exact name of Issuing Entity)

Central Index Key Number of the depositor: 0000850779

Wells Fargo Commercial Mortgage Securities, Inc.

(Exact Name of Registrant as Specified in its Charter)

Central Index Key Number of the sponsor: 0001624053

Argentic Real Estate Finance LLC

Central Index Key Number of the sponsor: 0000740906

Wells Fargo Bank, National Association

Central Index Key Number of the sponsor: 0000312070

Barclays Bank PLC

Central Index Key Number of the sponsor: 0001542105

Basis Real Estate Capital II, LLC

Central Index Key Number of the sponsor: 0001722518

BSPRT CMBS Finance, LLC

(Exact Names of the Sponsors as Specified in their Charters)

North Carolina	333-226486-02	56-1643598
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

301 South College Street, Charlotte, North Carolina	28202
(Address of Principal Executive Offices)	(ZIP Code)

Registrant’s telephone number, including area code (704) 374-6161

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions:

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On December 20, 2018, Wells Fargo Commercial Mortgage Securities, Inc. (the “Registrant”) caused the issuance of the Wells Fargo Commercial Mortgage Trust 2018-C48, Commercial Mortgage Pass-Through Certificates, Series 2018-C48 (the “Certificates”), pursuant to a Pooling and Servicing Agreement, attached hereto as Exhibit 4.1 and dated and effective as of December 1, 2018 (the “Pooling and Servicing Agreement”), between the Registrant, as depositor, Wells Fargo Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer. Capitalized terms used but not defined herein shall have the meanings assigned to them in the Pooling and Servicing Agreement.

The Certificates consist of the following classes (each, a “Class”), designated as (i) the Class A-1, Class A-2, Class A-3, Class A-SB, Class A-4, Class A-5, Class X-A, Class X-B, Class A-S, Class B and Class C Certificates (collectively, the “Publicly Offered Certificates”), and (ii) the Class X-D, Class D, Class E-RR, Class F-RR, Class G-RR, Class H-RR, Class V and Class R Certificates (collectively, the “Privately Offered Certificates”).

The Certificates represent, in the aggregate, the entire beneficial ownership in the Issuing Entity, a common law trust to be formed on or about December 20, 2018 under the laws of the State of New York pursuant to the Pooling and Servicing Agreement. The Issuing Entity’s primary assets will be a pool of fifty-two (52) commercial, multifamily and manufactured housing community mortgage loans (the “Mortgage Loans”). Certain of the Mortgage Loans were acquired by the Registrant from Argentic Real Estate Finance LLC (“AREF”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.1 and dated and effective as of December 7, 2018, between the Registrant and AREF; certain of the Mortgage Loans were acquired by the Registrant from Wells Fargo Bank, National Association (“Wells Fargo”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.2 and dated and effective as of December 7, 2018, between the Registrant and Wells Fargo; certain of the Mortgage Loans were acquired by the Registrant from Barclays Bank PLC (“Barclays”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.3 and dated and effective as of December 7, 2018, between the Registrant and Barclays; certain of the Mortgage Loans were acquired by the Registrant from Basis Real Estate Capital II, LLC (“Basis”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.4 and dated and effective as of December 7, 2018, between the Registrant, Basis and Basis Investment Group LLC and certain of the Mortgage Loans were acquired by the Registrant from BSPRT CMBS Finance, LLC (“BSPRT”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.5 and dated and effective as of December 7, 2018, between the Registrant, BSPRT and Benefit Street Partners Realty Trust, Inc.

The assets of the Issuing Entity include several Mortgage Loans each of which is a part of a Whole Loan. Each Whole Loan is governed by a co-lender, intercreditor or similar agreement (each, an “Intercreditor Agreement”) between the holders of the promissory notes comprising such Whole Loan, the terms of which are described under “Description of the Mortgage Pool—The Whole Loans” in the Prospectus described below. Each Intercreditor Agreement is attached as an exhibit hereto as described in the following table. Moreover, certain of such Whole Loans will not be serviced pursuant to the Pooling and Servicing Agreement but will instead be serviced pursuant to a different servicing agreement (each, a “Non-Serviced PSA”). Each such Non-Serviced PSA is attached as an exhibit hereto as described in the following table. For a description of the servicing of the affected Whole Loans under such Non-Serviced PSAs, see “Pooling and Servicing Agreement—Servicing of the Non-Serviced Mortgage Loans” in the Prospectus described below.

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Name of Mortgage Loan/Whole Loan	Intercreditor Agreement	Non-Serviced PSA (if any)
Sheraton Grand Nashville Downtown	Exhibit 99.13	N/A
Starwood Hotel Portfolio	Exhibit 99.14	Exhibit 99.6
Christiana Mall	Exhibit 99.15	Exhibit 99.7
Prudential – Digital Realty Portfolio	Exhibit 99.16	Exhibit 99.8
Danbury Commerce Portfolio	Exhibit 99.17	N/A
Aventura Mall	Exhibit 99.18	Exhibit 99.9
Lakeside Pointe & Fox Club Apartments	Exhibit 99.19	N/A
Virginia Beach Hotel Portfolio	Exhibit 99.20	Exhibit 99.6
Home Depot Technology Center	Exhibit 99.21	Exhibit 99.10
Liberty Portfolio	Exhibit 99.22	Exhibit 99.11
Fair Oaks Mall	Exhibit 99.23	Exhibit 99.12

The funds used by the Registrant to pay the purchase price for the Mortgage Loans were derived from the proceeds of (i) the sale of the Publicly Offered Certificates by the Registrant to Wells Fargo Securities, LLC, Barclays Capital Inc., Academy Securities, Inc. and Drexel Hamilton, LLC (collectively, the “Dealers”), pursuant to an Underwriting Agreement, attached hereto as Exhibit 1.1 and dated as of December 7, 2018, between the Registrant, the Dealers, as underwriters, and Wells Fargo, and (ii) the sale of the Privately Offered Certificates by the Registrant to the Dealers, pursuant to a Certificate Purchase Agreement, dated as of December 7, 2018, between the Registrant, the Dealers, as initial purchasers, and Wells Fargo. Only the Publicly Offered Certificates were offered to the public. The Privately Offered Certificates were sold and transferred, as applicable, in transactions exempt from registration under the Securities Act of 1933, as amended.

Argentic Real Estate Finance LLC (the “Retaining Sponsor”) is satisfying its credit risk retention obligations by the purchase on the Closing Date and holding by Argentic Securities Holdings Cayman Limited, acting as a “majority-owned affiliate” under the Credit Risk Retention Rules, of the Class E-RR, Class F-RR, Class G-RR and Class H-RR Certificates (the “RR Certificates”).

The RR Certificates constitute an “eligible horizontal residual interest” (as defined in the Credit Risk Retention Rules). The aggregate fair value of the RR Certificates is equal to approximately $42,919,949 (excluding accrued interest), representing approximately 5.02% of the aggregate fair value of all of the Certificates (other than the Class R Certificates). The fair value of the Certificates (other than the Class R Certificates) was determined based on the actual sale prices and finalized tranche sizes of such Certificates. The fair value of the RR Certificates was determined by multiplying (i) the weighted average of the actual sales prices of the RR Certificates, by (ii) $79,690,944, which is the initial balance of the RR Certificates.

The fair value of the “eligible horizontal residual interest” (as defined in the Credit Risk Retention Rules) that the Retaining Sponsor is required to retain under the credit risk retention requirements of the Credit Risk Retention Rules is equal to approximately $42,735,604 (excluding accrued interest), representing 5.00% of the aggregate fair value of all of the Certificates (other than the Class R Certificates).

If the Retaining Sponsor had relied on retaining an “eligible horizontal residual interest” in order to meet the credit risk retention requirements of the Credit Risk Retention Rules with respect to this securitization transaction, it would have retained an eligible horizontal residual interest with an aggregate fair value dollar amount of approximately $42,735,604, representing 5.00% of the aggregate fair value, as of the Closing Date, of all of the Certificates (other than the Class R Certificates).

As of the Closing Date, there are no material differences between (a) the valuation methodology or any of the key inputs and assumptions that were used in calculating the fair value or range of fair values disclosed in the Depositor’s Preliminary Prospectus, dated November 30, 2018, under the heading “Credit Risk Retention” prior to the pricing of the Certificates and (b) the methodology or the key inputs and assumptions that were used in calculating the fair value at the time of the Closing Date.

The Publicly Offered Certificates and the Mortgage Loans are more particularly described in the Prospectus, dated December 10, 2018 and filed with the Securities and Exchange Commission on December 20,

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2018. In connection with such Prospectus, the Chief Executive Officer of the Registrant has provided the certification attached hereto as Exhibit 36.1 and dated as of the date of the Prospectus.

The Registrant sold all of the Publicly Offered Certificates, having an aggregate certificate balance of $722,395,000, on December 20, 2018. The net proceeds of the offering to the Registrant of the issuance of the Publicly Offered Certificates, after deducting expenses payable by the Registrant of $6,940,638, were approximately $775,917,974. Of the expenses paid by the Registrant, approximately $102,400 were paid directly to affiliates of the Registrant, $2,051,907 in the form of fees were paid to the Underwriters, $884,239 were paid to or for the Underwriters and $3,902,092 were other expenses. All of the foregoing expense amounts are the Registrant’s reasonable estimates of such expenses. No underwriting discounts and commissions or finder’s fees were paid by the Registrant; the Publicly Offered Certificates were offered by the Underwriters for sale to the public in negotiated transactions or otherwise at varying prices determined at the time of sale. The Registrant also sold to the Initial Purchasers on such date the Privately Offered Certificates, having an aggregate certificate balance of $111,538,944, in private placement transactions exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(2) of the Act. Further information regarding such sales (including, as to the price per class of Publicly Offered Certificates) is available in the Underwriting Agreement attached as Exhibit 1.1 hereto and in the Prospectus referred to above. The related registration statement (file no. 333-226486) was originally declared effective on September 10, 2018.

In connection with the issuance and sale to the Underwriters of the Publicly Offered Certificates, a legal opinion was rendered related to the validity of, and certain federal income tax considerations relating to, the Publicly Offered Certificates, which legal opinion is attached hereto as Exhibits 5.1, 8.1 and 23.1.

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Item 9.01. Financial Statements and Exhibits.

(d)        Exhibits:

1.1	Underwriting Agreement, dated as of December 7, 2018, between Wells Fargo Commercial Mortgage Securities, Inc., Wells Fargo Bank, National Association, Wells Fargo Securities, LLC, Barclays Capital Inc., Academy Securities, Inc. and Drexel Hamilton, LLC.
4.1	Pooling and Servicing Agreement, dated and effective as of December 1, 2018, between Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer.
5.1	Legality Opinion of Sidley Austin LLP, dated December 20, 2018.
8.1	Tax and Validity Opinion of Sidley Austin LLP, dated December 20, 2018 (included as part of Exhibit 5.1).
23.1	Consent of Sidley Austin LLP (included as part of Exhibit 5.1).
36.1	Depositor’s Certification for Shelf Offerings of Asset-Backed Securities in respect of that certain Prospectus dated December 10, 2018.
99.1	Mortgage Loan Purchase Agreement, dated and effective as of December 7, 2018, between Wells Fargo Commercial Mortgage Securities, Inc. and Argentic Real Estate Finance LLC.
99.2	Mortgage Loan Purchase Agreement, dated and effective as of December 7, 2018, between Wells Fargo Commercial Mortgage Securities, Inc. and Wells Fargo Bank, National Association.
99.3	Mortgage Loan Purchase Agreement, dated and effective as of December 7, 2018, between Wells Fargo Commercial Mortgage Securities, Inc. and Barclays Bank PLC., Inc.
99.4	Mortgage Loan Purchase Agreement, dated and effective as of December 7, 2018, between Wells Fargo Commercial Mortgage Securities, Inc., Basis Real Estate Capital II, LLC and Basis Investment Group LLC.
99.5	Mortgage Loan Purchase Agreement, dated and effective as of December 7, 2018, between Wells Fargo Commercial Mortgage Securities, Inc., BSPRT CMBS Finance, LLC and Benefit Street Partners Realty Trust, Inc.
99.6	Pooling and Servicing Agreement, dated and effective as of October 1, 2018, between Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer, relating to the issuance of the WFCM 2018-C47, Commercial Mortgage Pass-Through Certificates, Series 2018-C47.
99.7	Trust and Servicing Agreement, dated as of August 9, 2018, among Barclays Commercial Mortgage Securities LLC, as depositor, Wells Fargo Bank, National Association, as servicer and as special servicer, Wells Fargo Bank, National Association, as certificate administrator, and Wilmington Trust, National Association, as trustee, relating to the issuance of the BBCMS 2018-CHRS Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2018-CHRS.
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99.8	Pooling and Servicing Agreement, dated and effective as of September 1, 2018, between Morgan Stanley Capital I Inc., as depositor, Wells Fargo Bank, National Association, as general master servicer, Rialto Capital Advisors, LLC, as general special servicer, National Cooperative Bank, N.A., as NCB master servicer and as NCB special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer, relating to the issuance of the BANK 2018-BNK14, Commercial Mortgage Pass-Through Certificates, Series 2018-BNK14.
99.9	Trust and Servicing Agreement, dated as of June 29, 2018, among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, Wells Fargo Bank, National Association, as servicer, CWCapital Asset Management LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services, LLC, as operating advisor, relating to the issuance of the Aventura Mall Trust 2018-AVM, Commercial Mortgage Pass-Through Certificates, Series 2018-AVM.
99.10	Pooling and Servicing Agreement, dated and effective as of December 1, 2018, among Barclays Commercial Mortgage Securities LLC, as depositor, Wells Fargo Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer, relating to the issuance of the BBCMS Mortgage Trust 2018-C2, Commercial Mortgage Pass-Through Certificates, Series 2018-C2.
99.11	Pooling and Servicing Agreement, dated as of November 1, 2018, between Deutsche Mortgage & Asset Receiving Corporation, as depositor, KeyBank National Association, as master servicer, LNR Partners, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, paying agent and custodian , Wells Fargo Bank, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer, relating to the issuance of the Benchmark 2018-B7 Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2018-B7.
99.12	Pooling and Servicing Agreement, dated and effective as of May 1, 2018, among Banc of America Merrill Lynch Commercial Mortgage Inc., as depositor, Wells Fargo Bank, National Association, as general master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as general special servicer, National Cooperative Bank, N.A., as NCB master servicer and as NCB special servicer, AEGON USA Realty Advisors, LLC, as Fair Oaks Mall special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer, relating to the issuance of the BANK 2018-BNK12, Commercial Mortgage Pass-Through Certificates, Series 2018-BNK12.
99.13	Agreement Between Note Holders, dated as of November 6, 2018, by and between SPREF WH II LLC, as initial note A-1 holder, SPREF WH II LLC, as initial note A-2 holder, SPREF WH II LLC, as initial note A-3 holder, SPREF WH II LLC, as initial note A-4 holder, SPREF WH II LLC, as initial note A-5 holder, SPREF WH II LLC, as initial note A-6 holder, SPREF WH II LLC, as initial note A-7 holder and SPREF WH II LLC, as initial note A-8 holder, relating to the Sheraton Grand Nashville Whole Loan.
99.14	Agreement Between Note Holders, dated as of September 27, 2018, by and between Wells Fargo Bank, National Association, as initial note A-1 holder, Wells Fargo Bank, National Association, as initial note A-2holder, Wells Fargo Bank, National Association, as initial note A-3 holder and Wells Fargo Bank, National Association, as initial note A-4 holder, relating to the Starwood Hotel Portfolio Whole Loan.
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99.15	Co-lender Agreement, dated as of August 9, 2018, by and among Barclays Bank PLC, as initial note 1 holder, Société Générale, as initial note 2 holder and Deutsche Bank AG, New York Branch, as initial note 3 holder, relating to the Christiana Mall Whole Loan.
99.16	Agreement Between Note Holders, dated as of September 7, 2018, by and between Wells Fargo Bank, National Association, as initial note A-1 holder, Wells Fargo Bank, National Association, as initial note A-2 holder, Column Financial, Inc. as initial note A-3 holder and Column Financial, Inc. as initial note A-4 holder, relating to the Prudential – Digital Realty Portfolio Whole Loan.
99.17	Co-lender Agreement, dated as of October 26, 2018, between Citi Real Estate Funding Inc. as note A-1 holder and Argentic Real Estate Finance LLC, as note A-2 holder, relating to the Danbury Commerce Portfolio Whole Loan.
99.18	Co-Lender Agreement, dated as of June 7, 2018, by and among JPMorgan Chase Bank, National Association, Deutsche Bank, AG, New York Branch, Wells Fargo Bank, National Association, and Morgan Stanley Bank, N.A., relating to the Aventura Mall Whole Loan.
99.19	Agreement Between Note Holders, dated as of December 20, 2018, by and between Argentic Real Estate Finance LLC, as initial note A-1 holder and Argentic Real Estate Finance LLC, as initial note A-2 holder, relating to the Lakeside Pointe & Fox Club Apartments Whole Loan.
99.20	Agreement Between Note Holders, dated as of October 11, 2018, by and between Barclays Bank PLC, as initial note A-1 holder, Barclays Bank PLC, as initial note A-2 holder and Barclays Bank PLC, as initial note A-3 holder, relating to the Virginia Beach Hotel Portfolio Whole Loan.
99.21	Agreement Between Note Holders, dated as of October 11, 2018, by and between Barclays Bank PLC, as initial note A-1 holder and Barclays Bank PLC, as initial note A-2 holder, relating to the Home Depot Technology Center Whole Loan.
99.22	Agreement Between Note Holders, dated as of September 26, 2018, by and between Citi Real Estate Funding Inc., as initial note A-1 holder, Citi Real Estate Funding Inc., as initial note A-2 holder, Citi Real Estate Funding Inc., as initial note A-3 holder, Barclays Bank PLC, as initial note A-4 holder, Barclays Bank PLC, as initial note A-5 holder, Cantor Commercial Real Estate Lending, L.P., as initial note A-6 holder, Cantor Commercial Real Estate Lending, L.P., as initial note A-7 holder and Citi Real Estate Funding Inc., as initial note A-8 holder, relating to the Liberty Portfolio Whole Loan.
99.23	Agreement Between Noteholders, dated as of April 27, 2018, by and between Bank of America, N.A., as initial note A-1-1 holder and initial note A-1-2 holder, Barclays Bank PLC, as initial note A-2-1 holder, initial A-2-2 holder and initial A-2-3 holder, Bank of America, N.A., as initial note B-1 holder, and Barclays Bank PLC, as initial note B-2 holder, relating to the Fair Oaks Mall Whole Loan.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WELLS FARGO COMMERCIAL MORTGAGE SECURITIES, INC.

By:	/s/ Anthony J. Sfarra
Name: Anthony J. Sfarra Title: President

Dated: December 20, 2018

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Exhibit Index

Exhibit No.	Description

1.1	Underwriting Agreement, dated as of December 7, 2018, between Wells Fargo Commercial Mortgage Securities, Inc., Wells Fargo Bank, National Association, Wells Fargo Securities, LLC, Barclays Capital Inc., Academy Securities, Inc. and Drexel Hamilton, LLC.
4.1	Pooling and Servicing Agreement, dated and effective as of December 1, 2018, between Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer.
5.1	Legality Opinion of Sidley Austin LLP, dated December 20, 2018.
8.1	Tax and Validity Opinion of Sidley Austin LLP, dated December 20, 2018 (included as part of Exhibit 5.1).
23.1	Consent of Sidley Austin LLP (included as part of Exhibit 5.1).
36.1	Depositor’s Certification for Shelf Offerings of Asset-Backed Securities in respect of that certain Prospectus dated December 10, 2018.
99.1	Mortgage Loan Purchase Agreement, dated and effective as of December 7, 2018, between Wells Fargo Commercial Mortgage Securities, Inc. and Argentic Real Estate Finance LLC.
99.2	Mortgage Loan Purchase Agreement, dated and effective as of December 7, 2018, between Wells Fargo Commercial Mortgage Securities, Inc. and Wells Fargo Bank, National Association.
99.3	Mortgage Loan Purchase Agreement, dated and effective as of December 7, 2018, between Wells Fargo Commercial Mortgage Securities, Inc. and Barclays Bank PLC., Inc.
99.4	Mortgage Loan Purchase Agreement, dated and effective as of December 7, 2018, between Wells Fargo Commercial Mortgage Securities, Inc., Basis Real Estate Capital II, LLC and Basis Investment Group LLC.
99.5	Mortgage Loan Purchase Agreement, dated and effective as of December 7, 2018, between Wells Fargo Commercial Mortgage Securities, Inc., BSPRT CMBS Finance, LLC and Benefit Street Partners Realty Trust, Inc.
99.6	Pooling and Servicing Agreement, dated and effective as of October 1, 2018, between Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer, relating to the issuance of the WFCM 2018-C47, Commercial Mortgage Pass-Through Certificates, Series 2018-C47.
99.7	Trust and Servicing Agreement, dated as of August 9, 2018, among Barclays Commercial Mortgage Securities LLC, as depositor, Wells Fargo Bank, National Association, as servicer and as special servicer, Wells Fargo Bank, National Association, as certificate administrator, and
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Wilmington Trust, National Association, as trustee, relating to the issuance of the BBCMS 2018-CHRS Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2018-CHRS.

99.8	Pooling and Servicing Agreement, dated and effective as of September 1, 2018, between Morgan Stanley Capital I Inc., as depositor, Wells Fargo Bank, National Association, as general master servicer, Rialto Capital Advisors, LLC, as general special servicer, National Cooperative Bank, N.A., as NCB master servicer and as NCB special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer, relating to the issuance of the BANK 2018-BNK14, Commercial Mortgage Pass-Through Certificates, Series 2018-BNK14.
99.9	Trust and Servicing Agreement, dated as of June 29, 2018, among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, Wells Fargo Bank, National Association, as servicer, CWCapital Asset Management LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services, LLC, as operating advisor, relating to the issuance of the Aventura Mall Trust 2018-AVM, Commercial Mortgage Pass-Through Certificates, Series 2018-AVM.
99.10	Pooling and Servicing Agreement, dated and effective as of December 1, 2018, among Barclays Commercial Mortgage Securities LLC, as depositor, Wells Fargo Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer, relating to the issuance of the BBCMS Mortgage Trust 2018-C2, Commercial Mortgage Pass-Through Certificates, Series 2018-C2.
99.11	Pooling and Servicing Agreement, dated as of November 1, 2018, between Deutsche Mortgage & Asset Receiving Corporation, as depositor, KeyBank National Association, as master servicer, LNR Partners, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, paying agent and custodian , Wells Fargo Bank, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer, relating to the issuance of the Benchmark 2018-B7 Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2018-B7.
99.12	Pooling and Servicing Agreement, dated and effective as of May 1, 2018, among Banc of America Merrill Lynch Commercial Mortgage Inc., as depositor, Wells Fargo Bank, National Association, as general master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as general special servicer, National Cooperative Bank, N.A., as NCB master servicer and as NCB special servicer, AEGON USA Realty Advisors, LLC, as Fair Oaks Mall special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer, relating to the issuance of the BANK 2018-BNK12, Commercial Mortgage Pass-Through Certificates, Series 2018-BNK12.
99.13	Agreement Between Note Holders, dated as of November 6, 2018, by and between SPREF WH II LLC, as initial note A-1 holder, SPREF WH II LLC, as initial note A-2 holder, SPREF WH II LLC, as initial note A-3 holder, SPREF WH II LLC, as initial note A-4 holder, SPREF WH II LLC, as initial note A-5 holder, SPREF WH II LLC, as initial note A-6 holder, SPREF WH II LLC, as initial note A-7 holder and SPREF WH II LLC, as initial note A-8 holder, relating to the Sheraton Grand Nashville Whole Loan.
99.14	Agreement Between Note Holders, dated as of September 27, 2018, by and between Wells Fargo Bank, National Association, as initial note A-1 holder, Wells Fargo Bank, National Association, as initial note A-2holder, Wells Fargo Bank, National Association, as initial note A-3 holder and
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Wells Fargo Bank, National Association, as initial note A-4 holder, relating to the Starwood Hotel Portfolio Whole Loan.

99.15	Co-lender Agreement, dated as of August 9, 2018, by and among Barclays Bank PLC, as initial note 1 holder, Société Générale, as initial note 2 holder and Deutsche Bank AG, New York Branch, as initial note 3 holder, relating to the Christiana Mall Whole Loan.
99.16	Agreement Between Note Holders, dated as of September 7, 2018, by and between Wells Fargo Bank, National Association, as initial note A-1 holder, Wells Fargo Bank, National Association, as initial note A-2 holder, Column Financial, Inc. as initial note A-3 holder and Column Financial, Inc. as initial note A-4 holder, relating to the Prudential – Digital Realty Portfolio Whole Loan.
99.17	Co-lender Agreement, dated as of October 26, 2018, between Citi Real Estate Funding Inc. as note A-1 holder and Argentic Real Estate Finance LLC, as note A-2 holder, relating to the Danbury Commerce Portfolio Whole Loan.
99.18	Co-Lender Agreement, dated as of June 7, 2018, by and among JPMorgan Chase Bank, National Association, Deutsche Bank, AG, New York Branch, Wells Fargo Bank, National Association, and Morgan Stanley Bank, N.A., relating to the Aventura Mall Whole Loan.
99.19	Agreement Between Note Holders, dated as of December 20, 2018, by and between Argentic Real Estate Finance LLC, as initial note A-1 holder and Argentic Real Estate Finance LLC, as initial note A-2 holder, relating to the Lakeside Pointe & Fox Club Apartments Whole Loan.
99.20	Agreement Between Note Holders, dated as of October 11, 2018, by and between Barclays Bank PLC, as initial note A-1 holder, Barclays Bank PLC, as initial note A-2 holder and Barclays Bank PLC, as initial note A-3 holder, relating to the Virginia Beach Hotel Portfolio Whole Loan.
99.21	Agreement Between Note Holders, dated as of October 11, 2018, by and between Barclays Bank PLC, as initial note A-1 holder and Barclays Bank PLC, as initial note A-2 holder, relating to the Home Depot Technology Center Whole Loan.
99.22	Agreement Between Note Holders, dated as of September 26, 2018, by and between Citi Real Estate Funding Inc., as initial note A-1 holder, Citi Real Estate Funding Inc., as initial note A-2 holder, Citi Real Estate Funding Inc., as initial note A-3 holder, Barclays Bank PLC, as initial note A-4 holder, Barclays Bank PLC, as initial note A-5 holder, Cantor Commercial Real Estate Lending, L.P., as initial note A-6 holder, Cantor Commercial Real Estate Lending, L.P., as initial note A-7 holder and Citi Real Estate Funding Inc., as initial note A-8 holder, relating to the Liberty Portfolio Whole Loan.
99.23	Agreement Between Noteholders, dated as of April 27, 2018, by and between Bank of America, N.A., as initial note A-1-1 holder and initial note A-1-2 holder, Barclays Bank PLC, as initial note A-2-1 holder, initial A-2-2 holder and initial A-2-3 holder, Bank of America, N.A., as initial note B-1 holder, and Barclays Bank PLC, as initial note B-2 holder, relating to the Fair Oaks Mall Whole Loan.

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